Exhibit 99.3

EXECUTION VERSION

AMENDMENT NO. 2

dated as of January 22, 2010

among

ASSURED GUARANTY MUNICIPAL CORP. (f/k/a Financial Security Assurance Inc.),

LONG BEACH ACCEPTANCE CORP.,

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2006-B,

and

LONG BEACH ACCEPTANCE RECEIVABLES CORP.

to

INSURANCE AND INDEMNITY AGREEMENT

dated as of September 1, 2006

AMENDMENT NO. 2 TO INSURANCE AND INDEMNITY AGREEMENT

AMENDMENT NO. 2, dated as of January 22, 2010 (the “Amendment”) by and among ASSURED GUARANTY MUNICIPAL CORP. (f/k/a Financial Security Assurance Inc.) (“AGM”), LONG BEACH ACCEPTANCE CORP. (“LBAC”), LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2006-B (the “Trust”) and LONG BEACH ACCEPTANCE RECEIVABLES CORP. (the “Company”) to the Insurance and Indemnity Agreement, dated as of September 1, 2006, as amended by Amendment No. 1, dated as of January 31, 2008 (as further amended, modified or supplemented, the “Insurance Agreement”).

RECITALS

WHEREAS, AGM, LBAC, the Trust and the Company (collectively, the “Amending Parties”) have entered into the Insurance Agreement and the Amending Parties desire to amend the Insurance Agreement in certain respects as provided below.

WHEREAS, contemporaneously with the execution of this Amendment, AGM is entering into that certain (i) Amendment No. 3 (the “2007-D-F Spread Account Agreement Amendment”) to the AmeriCredit Automobile Receivables Trust 2007-D-F Spread Account Agreement, dated as of September 12, 2007, among AGM, AmeriCredit Automobile Receivables Trust 2007-D-F and Wells Fargo Bank, National Association (“Wells Fargo”) and (ii) Amendment No. 2 (the “2008-A-F Spread Account Agreement Amendment”) to the AmeriCredit Automobile Receivables Trust 2008-A-F Spread Account Agreement, dated as of May 21, 2008, among AGM, AmeriCredit Automobile Receivables Trust 2008-A-F and Wells Fargo.

NOW, THEREFORE, based upon the mutual promises and agreements contained herein, and for other good and valuable consideration, the adequacy, receipt and sufficiency of which are hereby acknowledged, the undersigned, intending to be legally bound, hereby agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1. Defined Terms. Unless defined in this Amendment, capitalized terms used in this Amendment shall have the meaning given such terms in the Insurance Agreement, as identifiable from the context in which such term is used.

ARTICLE II

AMENDMENT

SECTION 2.1. Amendments to Appendix I.

(a) Appendix I of the Insurance Agreement is hereby amended as follows:

(i) The definition of “Premium” shall be deleted in its entirety and replaced with the following:

“‘Premium’ means the premium payable in accordance with Section 3.02 of the Insurance Agreement, the Additional Premium and if any, the Premium Supplement.”

(ii) The definition of “Premium Letter” shall be deleted in its entirety and replaced with the following:

“‘Premium Letter’ means the amended and restated side letter among Financial Security, LBAC, the Trust, the Company, the Trust Collateral Agent and the Indenture Trustee, dated January 22, 2010, in respect of the premium payable in consideration of the issuance of the Note Policy, as such side letter may be amended or otherwise modified or otherwise substituted or replaced by the signatories thereto.”

(iii) The following definition shall be added where alphabetically appropriate:

“‘Additional Premium’ means a non-refundable premium, in addition to the premium payable in accordance with Section 3.02 of the Insurance Agreement and in addition to the Premium Supplement, accruing to Financial Security in monthly installments in accordance with the terms set forth in the Premium Letter.”

SECTION 2.2. Amendments to Section 5.01. Section 5.01(g), Section 5.01(h) and Section 5.01(i) of the Insurance Agreement are hereby deleted in their entirety and replaced with the following:

“(g) the Average Delinquency Ratio with respect to a Determination Date shall be equal to or greater than the Average Delinquency Ratio for such Determination Date set forth below:

Determination Date	Average Delinquency Ratio
October, November and December 2006	12.00%
January, February and March 2007	12.00%
April, May and June 2007	12.00%
July, August and September 2007	12.00%
October, November and December 2007	12.00%
January, February and March 2008	12.00%
April, May and June 2008	12.00%
July, August and September 2008	12.00%
October, November and December 2008	11.00%
January, February and March 2009	10.00%
April, May and June 2009	10.00%
July, August and September 2009	10.00%
October, November and December 2009	11.00%
January, February and March 2010	12.50%
April, May and June 2010	12.50%
July, August and September 2010	13.00%
October, November and December 2010	14.25%
January, February and March 2011	16.00%
April 2011 and each Determination Date thereafter through the Final Termination Date	16.50%

(h) the Cumulative Default Rate with respect to a Determination Date shall be equal to or greater than the Cumulative Default Rate for such Determination Date set forth below:

Determination Date	Cumulative Default Rate
October, November and December 2006	2.31%
January, February and March 2007	4.23%
April, May and June 2007	5.39%
July, August and September 2007	7.69%
October, November and December 2007	8.74%
January, February and March 2008	10.49%
April, May and June 2008	12.24%
July, August and September 2008	13.29%
October, November and December 2008	14.34%
January, February and March 2009	15.38%
April, May and June 2009	16.43%
July, August and September 2009	17.13%
October, November and December 2009	17.48%
January and February 2010	19.00%
March, April and May 2010	19.50%

June, July, August and September 2010	20.00%
October, November, December 2010	20.50%
January and February 2011	20.50%
March 2011 and each Determination Date thereafter through the Final Termination Date	21.00%

(i) the Cumulative Loss Rate with respect to a Determination Date shall be equal to or greater than the Cumulative Loss Rate for such Determination Date set forth below:

Determination Date	Cumulative Loss Rate
October, November and December 2006	1.28%
January, February and March 2007	2.33%
April, May and June 2007	2.97%
July, August and September 2007	4.23%
October, November and December 2007	4.81%
January, February and March 2008	5.77%
April, May and June 2008	6.73%
July, August and September 2008	7.31%
October, November and December 2008	7.89%
January, February and March 2009	8.46%
April, May and June 2009	9.04%
July, August and September 2009	9.42%
October, November and December 2009	9.61%
January and February 2010	11.00%
March, April, May and June 2010	11.33%
July, August and September 2010	11.67%
October, November and December 2010	11.67%
January 2011	11.67%
February 2011 and each Determination Date thereafter through the Final Termination Date”	12.00%

ARTICLE III

CONDITIONS TO EFFECTIVENESS

SECTION 3.1. Effective Date. This Amendment shall become effective on the first date on which each of the following conditions is satisfied: (i) each of the parties hereto has executed and delivered the Amendment, (ii) the Amendment Effective Date (as defined in the 2007-D-F Spread Account Agreement Amendment) has occurred with respect to the 2007-D-F Spread Account Agreement Amendment and (iii) the Amendment Effective Date (as defined in the 2008-A-F Spread Account Agreement Amendment) has occurred with respect to the 2008-A-F Spread Account Agreement Amendment.

ARTICLE IV

MISCELLANEOUS

SECTION 4.1. Ratification. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any of the Amending Parties under the Insurance Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Insurance Agreement, all of which are hereby ratified and affirmed in all respects by each of the Amending Parties and shall continue in full force and effect. This Amendment shall apply and be effective only with respect to the provisions of the Insurance Agreement specifically referred to herein and any references in the Insurance Agreement to the provisions of the Insurance Agreement specifically referred to herein shall be to such provisions as amended by this Amendment.

SECTION 4.2. Counterparts. This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

SECTION 4.3. GOVERNING LAW. THIS AMENDMENT AND ALL MATTERS ARISING OUT OF OR RELATING TO THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION 4.4. Waiver of Notice. Each of the Amending Parties waives any prior notice and any notice period that may be required by any other agreement or document in connection with the execution of this Amendment.

SECTION 4.5. Headings. The headings of Sections contained in this Amendment are provided for convenience only. They form no part of this Amendment or the Insurance Agreement and shall not affect the construction or interpretation of this Amendment or Insurance Agreement or any provisions hereof or thereof.

SECTION 4.6. Limited Liability. It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by Wilmington Trust Company, not individually or personally but solely as trustee of the Trust, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose of binding only the Trust and (c) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Amendment or the other Transaction Documents.

SECTION 4.7. Instruction to Owner Trustee. By entering into this Amendment, AGM represents to Wilmington Trust Company, not in its individual capacity, but solely as the Owner Trustee of the Trust, (i) pursuant to the Trust Agreement, that it is the Instructing Party and Note Insurer as such terms are defined in the Trust Agreement and (ii) no Note Insurer Default has occurred and is continuing, and hereby instructs such Owner Trustee to execute and deliver this Amendment on behalf of the Trust. The above instruction is in accordance with Section 5.3(a) of the Trust Agreement.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Amending Parties have caused this Amendment to be duly executed by their respective duly authorized officers as of the day and year first above written.

ASSURED GUARANTY MUNICIPAL CORP.

By:
Name:
Title:

LONG BEACH ACCEPTANCE CORP.

By:
Name:
Title:

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2006-B

By: Wilmington Trust Company, not in its individual capacity, but solely in its capacity as Owner Trustee under the Trust Agreement

By:
Name:
Title:

LONG BEACH ACCEPTANCE RECEIVABLES CORP.

By:
Name:
Title: